Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Operating Expenses
General and administrative	$ 1,568,707	$ 2,453,700
Total operating expenses	1,568,707	2,453,700
Operating loss	(1,568,707)	(2,453,700)
Other Expenses / Income
Gain (loss) on extinguishment of debt	(1,842,273)	441,041
Fair value of stock issued for note modification	(449,660)	(168,856)
Interest expense	(446,278)	(203,287)
Total other expenses / income	(2,738,211)	68,898
Income (loss) from operations before income taxes	(4,306,918)	(2,384,802)
Provision for income taxes
Net Income (Loss)	$ (4,306,918)	$ (2,384,802)
Net loss per share - basic	$ (1.81)	$ (1.07)
Net loss per share - diluted	$ (1.81)	$ (1.07)
Weighted average common shares - basic	2,377,691	2,231,671
Weighted average common shares - diluted	2,377,691	2,231,671